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                                                        Exhibit 10.24
                          [Form of Subscription Letter]









                                October __, 1996



Triumph Group, Inc.
Four Glenhardie Corporate Center
1255 Drummers Lane,  Suite 200
Wayne, PA  19087

            Re:     Subscription for Shares
                    -----------------------

Dear Sirs:

          The undersigned hereby subscribes for and agrees to purchase the number of shares of common stock, par value $.0001 per share, of Triumph Group, Inc. (the "Company") set forth below (the "Shares"), at the purchase price of $_____ per Share.

          By execution hereof, the undersigned acknowledges that he or she has received, read carefully and understands the contents of the Company's preliminary prospectus dated September 26, 1996 and contained in the Company's Registration Statement on Form S-1 (No. 333-10777) (the "Preliminary Prospectus"), and has had an adequate opportunity to consult his or her own attorney, accountant or investment advisor with respect to the investment contemplated hereby. The undersigned hereby represents that he or she is acquiring the Shares for his or her own account and not with a view to distribution. The undersigned further understands that an investment in the shares is speculative and involves a risk of loss of the entire investment and represents that he or she has read and understands the risk factors set forth in the Prospectus.

          The undersigned hereby appoints Richard C. Ill and John R. Bartholdson, or either of them, his or her attorney-in-fact, to deliver the undersigned's check in the amount of the total purchase price set forth below against delivery of (i) a final prospectus dated

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Triumph Group, Inc.
October __, 1996
Page 2


October 24, 1996 and (ii) a certificate evidencing the Shares purchased hereby. The undersigned further empowers said attorneys-in-fact to execute such other documents and to do such acts as the said attorneys-in-fact deem necessary or desirable to effect the subscription made hereby.

          Simultaneous with the execution hereof, the undersigned is executing a lock-up agreement restricting the sale or transfer of the Shares, as well as all other shares of common stock of the Company held by the undersigned, pursuant to the terms thereof.

          The subscription for the Shares contained herein may be accepted or rejected, in whole or in part, by the Company in its sole and absolute discretion.


                                                  Sincerely,



                                                  _________________________

Number of shares:_____________

Aggregate purchase price:___________